SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 3, 2003 tds (Telemedicine) Inc..
             (Exact name of registrant as specified in its charter)

New York                           000-33513                      11-3579554
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                    Number)

One Riverfront Plaza, Newark, NJ                                  07102
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (973) 643-7000
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      ITEM 9. Regulation FD Disclosure

      Tds (Telemedicine) Inc, hereby incorporates by reference the contents of its press release regarding its fiscal year 2002 results dated April 3, 2003 furnished herewith as Exhibit 99.1

      (c)   Exhibits

            99.1  Company Press Release dated April 3, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        tds (Telemedicine)., Inc..


                                        By: /s/ Roger Albert Coomber
                                            ------------------------------------
                                        Name: Roger Albert Coomber
                                        Title: Chief Executive Officer

Dated: April 3, 2003

                                    Exhibits

            99.1  Company Press Release dated April 3, 2003


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